SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):     August 30, 2001
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                     FIRST LITCHFIELD FINANCIAL CORPORATION
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               (Exact name of Registrant as Specified in Charter)


       Delaware                          0-28815                 06-1241321
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(State or other Jurisdiction    (Commission File Number)      (IRS Employer
 of Incorporation)                                          Identification No.)



13 North Street, Litchfield, Connecticut                             06759
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(Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code:   (860) 567-8752
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report

Form 8-K, Current Report
First Litchfield Financial Corporation


Item 5.  Other Events.
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         Cash Dividend.
         --------------

         The Board of Directors of First Litchfield Financial Corporation (the "Company") declared a $0.10 per share quarterly cash dividend at their August 30, 2001 Board
Meeting.

         The quarterly cash dividend will be paid on October 25, 2001 to stockholders of record as of September 7, 2001.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



Dated:  August 31, 2001             FIRST LITCHFIELD FINANCIAL CORPORATION



                                    By  /s/ Jerome J. Whalen
                                        ---------------------------------------
                                        Jerome J. Whalen
                                        President and Chief Executive Officer